Exhibit 99.2

THIRD QUARTER 2012

Supplemental Information

Investor and Media Contact American Assets Trust Robert F. Barton Executive Vice President and Chief Financial Officer 858-350-2607

American Asset Trust, Inc.’s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily		Mixed-Use
Market	Square Feet	Square Feet	Units		Square Feet	Suites
San Diego	1,217,919	668,772	922	(1)	-	-

San Francisco	-	687,534	-		-	-

Oahu	549,695	-	-		96,569	369

Monterey	675,385	-	-		-	-

San Antonio	589,501	-	-		-	-

Portland	-	971,036	-		-	-

Seattle	-	489,856	-		-	-

Total	3,032,500	2,817,198	922		96,569	369

		Square Feet	%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the “Company”) currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Data is as of September 30, 2012. (1) Includes 122 RV spaces.	Retail	3.0 million	52%
	Office	2.8 million	48%
	Totals	5.8 million

Third Quarter 2012 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Third Quarter 2012 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Third Quarter 2012 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	September 30, 2012	December 31, 2011
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$1,917,089	$1,659,106
Construction in progress	34,369	3,495
Held for development	14,877	24,675

	1,966,335	1,687,276
Accumulated depreciation	(267,840)	(234,595)

Net real estate	1,698,495	1,452,681
Cash and cash equivalents	34,917	112,723
Restricted cash	10,251	9,216
Marketable securities	-	28,235
Accounts receivable, net	6,076	6,847
Deferred rent	29,392	23,294
Other assets, net	81,806	76,285

TOTAL ASSETS	$1,860,937	$1,709,281

LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable	$964,068	$943,479
Line of credit	141,000	-
Accounts payable and accrued expenses	33,950	25,476
Security deposits payable	5,482	4,790
Other liabilities and deferred credits	61,140	55,808

Total liabilities	1,205,640	1,029,553

Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders’ equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 39,316,461 and 39,283,796 shares outstanding at September 30, 2012 and December 31, 2011, respectively	393	393
Additional paid in capital	656,425	653,645
Accumulated dividends in excess of net income	(46,004)	(28,007)

Total American Assets Trust, Inc. stockholders’ equity	610,814	626,031
Noncontrolling interests	44,483	53,697

Total equity	655,297	679,728

TOTAL LIABILITIES AND EQUITY	$1,860,937	$1,709,281

Third Quarter 2012 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUE:
Rental income	$59,915	$53,278	$169,199	$146,860
Other property income	2,921	3,015	8,484	7,416

Total revenue	62,836	56,293	177,683	154,276
EXPENSES:
Rental expenses	17,024	16,187	48,219	42,720
Real estate taxes	6,301	5,390	17,689	14,800
General and administrative	3,959	3,733	11,716	10,786
Depreciation and amortization	16,432	15,827	46,356	41,916

Total operating expenses	43,716	41,137	123,980	110,222
OPERATING INCOME	19,120	15,156	53,703	44,054
Interest expense	(14,690)	(14,738)	(43,522)	(41,791)
Early extinguishment of debt	-	-	-	(25,867)
Loan transfer and consent fees	-	-	-	(9,019)
Gain on acquisition	-	-	-	46,371
Other income (expense), net	68	(108)	(188)	(179)

INCOME FROM CONTINUING OPERATIONS	4,498	310	9,993	13,569
DISCONTINUED OPERATIONS
Income from discontinued operations	(213)	327	(213)	1,119
Gain on sale of real estate property	-	3,981	-	3,981

Results from discontinued operations	(213)	4,308	(213)	5,100

NET INCOME	4,285	4,618	9,780	18,669
Net income attributable to restricted shares	(133)	(132)	(396)	(350)
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	-	-	2,458
Net income attributable to Predecessor’s controlled owners’ equity	-	-	-	(16,995)
Net income attributable to unitholders in the Operating Partnership	(1,335)	(1,434)	(3,022)	(1,209)

NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$2,817	$3,052	$6,362	$2,573

Basic net income (loss) from continuing operations attributable to common stockholders per share	$0.08	$-	$0.17	$(0.03)
Basic net income from discontinued operations attributable to common stockholders per share	-	0.08	-	0.10

Basic net income attributable to common stockholders per share	$0.08	$0.08	$0.17	$0.07

Weighted average shares of common stock outstanding—basic	38,673,617	38,655,084	38,663,352	36,106,397

Diluted net income (loss) from continuing operations attributable to common stockholders per share	$0.08	$-	$0.17	$(0.03)
Diluted net income from discontinued operations attributable to common stockholders per share	-	0.08	-	0.10

Diluted net income (loss) attributable to common stockholders per share	$0.08	$0.08	$0.17	$0.07

Weighted average shares of common stock outstanding—diluted	57,054,425	57,051,173	57,054,425	53,265,648

Third Quarter 2012 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except share and per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Funds from Operations (FFO) (1)
Net income	$4,285	$4,618	$9,780	$18,669
Depreciation and amortization of real estate assets (2)	16,432	16,053	46,356	42,820
Depreciation and amortization on unconsolidated real estate joint ventures (pro rata)	-	-	-	688
Gain on sale of real estate	-	(3,981)	-	(3,981)

FFO, as defined by NAREIT	20,717	16,690	56,136	58,196
Less: FFO attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	-	-	(16,973)
Less: Nonforfeitable dividends on incentive stock awards	(89)	(88)	(266)	(227)

FFO attributable to common stock and common units	$20,628	$16,602	$55,870	$40,996

FFO per diluted share/unit	$0.36	$0.29	$0.98	$0.77

Weighted average number of common shares and common units, diluted (3)	57,266,166	57,258,190	57,261,363	53,459,442

FFO As Adjusted (1)
FFO	$20,717	$16,690	$56,136	$58,196
Early extinguishment of debt	-	-	-	25,867
Loan transfer and consent fees	-	-	-	9,019
Gain on acquisition of controlling interests (4)	-	-	-	(46,371)

FFO As Adjusted	20,717	16,690	56,136	46,711
Less: FFO As Adjusted attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	-	-	(2,462)
Less: Nonforfeitable dividends on incentive stock awards	(89)	(88)	(266)	(227)

FFO As Adjusted attributable to common stock and units	$20,628	$16,602	$55,870	$44,022

FFO As Adjusted per diluted share/unit	$0.36	$0.29	$0.98	$0.82

Weighted average number of common shares and units, diluted (3)	57,266,166	57,258,190	57,261,363	53,459,442

Dividends
Dividends declared and paid	$12,114	$12,113	$36,340	$34,010
Dividends declared and paid per share/unit	$0.21	$0.21	$0.63	$0.59

Third Quarter 2012 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except share and per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Funds Available for Distribution (FAD) (1)
FFO As Adjusted	$20,717	$16,690	$56,136	$46,711
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures (5)	(13,208)	(3,765)	(23,067)	(6,997)
Net effect of straight-line rents (6)	(2,300)	(1,996)	(6,487)	(3,328)
Amortization of net above (below) market rents (7)	9	863	720	1,644
Net effect of other lease intangibles (8)	59	518	197	1,054
Amortization of debt issuance costs and debt fair value adjustment	985	1,031	2,964	2,924
Non-cash compensation expense	722	712	2,128	1,902
Unrealized (gains) losses on marketable securities	(86)	56	538	3
Loss on sale of marketable securities	121	-	121	-
Nonforfeitable dividends on incentive stock awards	(89)	(88)	(266)	(227)
Adjustments related to discontinued operations	-	(137)	-	(664)

FAD	$6,930	$13,884	$32,984	$43,022

Summary of Capital Expenditures
Tenant improvements and leasing commissions (5)	$11,779	$1,779	$18,437	$4,352
Maintenance capital expenditures	1,429	1,986	4,630	2,645

	$13,208	$3,765	$23,067	$6,997

Notes:

(1)	See Glossary of Terms.
(2)	The nine months ended September 30, 2011 includes depreciation and amortization on Valencia Corporate Center, which was sold on August 30, 2011 and is classified as discontinued operations.
(3)	For the nine months ended September 30, 2012 and 2011, the weighted average common shares and common units used to compute FFO and FFO As Adjusted per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO and FFO As Adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.
(4)	Represents the gain recognized upon acquisition of the outside ownership interests in the Solana Beach Centre entities and the Waikiki Beach Walk entities on January 19, 2011, in which we previously held a noncontrolling interest.
(5)	Includes $6.1 million of tenant improvements related to salesforce.com, which was identified during the IPO as a Use of Proceeds.
(6)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(7)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(8)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk—Retail.

Third Quarter 2012 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)
	2012 Guidance Range (1)
Funds from Operations (FFO)
Net income	$12,193	$13,559
Depreciation and amortization of real estate assets	62,838	62,838

FFO, as defined by NAREIT	75,031	76,397
Less: Nonfortfeitable dividends on incentive stock awards	(356)	(356)

FFO attributable to common stock and units	$74,675	$76,041

Weighted average number of common shares and units, diluted	57,263,568	57,263,568

FFO per diluted share	$1.30	$1.33

	2013 Guidance Range (1)
Funds from Operations (FFO)
Net income	$14,953	$20,103
Depreciation and amortization of real estate assets	62,806	62,806

FFO, as defined by NAREIT	77,759	82,909
Less: Nonfortfeitable dividends on incentive stock awards	(358)	(358)

FFO attributable to common stock and units	$77,401	$82,551

Weighted average number of common shares and units, diluted	57,269,499	57,269,499

FFO per diluted share	$1.35	$1.44

Notes:

(1)	Other than the acquisition of Geary Marketplace and disposition of 160 King Street, our guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, debt financings or repayments.

These estimates are forward-looking and reflect management’s view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

Third Quarter 2012 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$23,684	$18,398	$3,906	$13,579	$59,567
Non-same store portfolio (1)	10	3,259	-	-	3,269

Total	23,694	21,657	3,906	13,579	62,836

Real estate expenses
Same-store portfolio	6,793	6,154	1,558	8,132	22,637
Non-same store portfolio (1)	35	653	-	-	688

Total	6,828	6,807	1,558	8,132	23,325

Net Operating Income (NOI), GAAP basis
Same-store portfolio	16,891	12,244	2,348	5,447	36,930
Non-same store portfolio (1)	(25)	2,606	-	-	2,581

Total	$16,866	$14,850	$2,348	$5,447	$39,511

Same-store portfolio NOI, GAAP basis	$16,891	$12,244	$2,348	$5,447	$36,930
Net effect of straight-line rents (2)	(565)	(859)	-	(84)	(1,508)
Amortization of net above (below) market rents (3)	(186)	225	-	294	333
Net effect of other lease intangibles (4)	-	73	-	(14)	59

Same-store portfolio NOI, cash basis	$16,140	$11,683	$2,348	$5,643	$35,814

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2012 and September 30, 2011. See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk—Retail.

Third Quarter 2012 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Nine Months Ended September 30, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$61,078	$32,133	$10,957	$-	$104,168
Non-same store portfolio (1)	6,759	28,705	-	38,051	73,515

Total	67,837	60,838	10,957	38,051	177,683

Real estate expenses
Same-store portfolio	17,049	10,470	4,437	-	31,956
Non-same store portfolio (1)	1,599	8,988	-	23,365	33,952

Total	18,648	19,458	4,437	23,365	65,908

Net Operating Income (NOI), GAAP basis
Same-store portfolio	44,029	21,663	6,520	-	72,212
Non-same store portfolio (1)	5,160	19,717	-	14,686	39,563

Total	$49,189	$41,380	$6,520	$14,686	$111,775

Same-store portfolio NOI, GAAP basis	$44,029	$21,663	$6,520	$-	$72,212
Net effect of straight-line rents (2)	(854)	(3,568)	-	-	(4,422)
Amortization of net above (below) market rents (3)	186	222	-	-	408
Net effect of other lease intangibles (4)	-	241	-	-	241

Same-store portfolio NOI, cash basis	$43,361	$18,558	$6,520	$-	$68,439

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2012 and September 30, 2011. See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk-Retail.

Third Quarter 2012 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON

(Unaudited, amounts in thousands)	Three Months Ended September 30,		Change	Nine Months Ended September 30,		Change
	2012	2011		2012	2011
Cash Basis:
Retail	$16,140	$15,449	4.5%	$43,361	$43,285	0.2%
Office	11,683	11,153	4.8	18,558	20,926	(11.3)
Multifamily	2,348	2,416	(2.8)	6,520	6,614	(1.4)
Mixed-Use	5,643	4,759	18.6	-	-	-

	$35,814	$33,777	6.0%	$68,439	$70,825	(3.4) %

GAAP Basis:
Retail	$16,891	$15,512	8.9%	$44,029	$43,150	2.0%
Office	12,244	11,972	2.3	21,663	21,277	1.8
Multifamily	2,348	2,416	(2.8)	6,520	6,614	(1.4)
Mixed-Use	5,447	4,661	16.9	-	-	-

	$36,930	$34,561	6.9%	$72,212	$71,041	1.6%

Third Quarter 2012 Supplemental Information	Page 12

NOI BY REGION

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$7,155	$4,014	$2,348	$-	$13,517
Net effect of straight-line rents (2)	(445)	(82)	-	-	(527)
Amortization of net above (below) market rents (3)	(214)	53	-	-	(161)
Net effect of other lease intangibles	-	92	-	-	92

NOI, cash basis	6,496	4,077	2,348	-	12,921
Northern California
NOI, GAAP basis (1)	2,271	5,389	-	-	7,660
Net effect of straight-line rents (2)	(5)	(990)	-	-	(995)
Amortization of net above (below) market rents (3)	(68)	(67)	-	-	(135)
Net effect of other lease intangibles (4)	-	(19)	-	-	(19)

NOI, cash basis	2,198	4,313	-	-	6,511
Hawaii
NOI, GAAP basis (1)	4,402	-	-	5,447	9,849
Net effect of straight-line rents (2)	116	-	-	(84)	32
Amortization of net above (below) market rents (3)	174	-	-	294	468
Net effect of other lease intangibles (4)	-	-	-	(14)	(14)

NOI, cash basis	4,692	-	-	5,643	10,335
Oregon
NOI, GAAP basis (1)	-	3,626	-	-	3,626
Net effect of straight-line rents (2)	-	54	-	-	54
Amortization of net above (below) market rents (3)	-	174	-	-	174

NOI, cash basis	-	3,854	-	-	3,854
Texas
NOI, GAAP basis (1)	3,038	-	-	-	3,038
Net effect of straight-line rents (2)	(231)	-	-	-	(231)
Amortization of net above (below) market rents (3)	(78)	-	-	-	(78)

NOI, cash basis	2,729	-	-	-	2,729
Washington
NOI, GAAP basis (1)	-	1,821	-	-	1,821
Net effect of straight-line rents (2)	-	(633)	-	-	(633)
Amortization of net above (below) market rents (3)	-	(259)	-	-	(259)

NOI, cash basis	-	929	-	-	929
Total
NOI, GAAP basis (1)	16,866	14,850	2,348	5,447	39,511
Net effect of straight-line rents (2)	(565)	(1,651)	-	(84)	(2,300)
Amortization of net above (below) market rents (3)	(186)	(99)	-	294	9
Net effect of other lease intangibles (4)	-	73	-	(14)	59

NOI, cash basis	$16,115	$13,173	$2,348	$5,643	$37,279

Notes:

(1)	See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2012 Supplemental Information	Page 13

NOI BREAKDOWN

Three Months Ended September 30, 2012

Third Quarter 2012 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2012
Property	Base Rent (1)	Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Retail Portfolio
Carmel Country Plaza	$802	$21	$188	$(185)
Carmel Mountain Plaza	2,287	42	841	(854)
South Bay Marketplace	507	1	111	(130)
Rancho Carmel Plaza	190	9	35	(53)
Lomas Santa Fe Plaza	1,316	51	307	(359)
Solana Beach Towne Centre	1,367	57	808	(802)
Del Monte Center	2,098	288	980	(1,164)
The Shops at Kalakaua	392	20	40	(63)
Waikele Center	4,368	338	1,110	(1,517)
Alamo Quarry Market	2,947	62	1,367	(1,647)

Subtotal Retail Portfolio	$16,274	$889	$5,787	$(6,774)

Office Portfolio
Torrey Reserve Campus (5)	$3,730	$109	$288	$(1,021)
Solana Beach Corporate Centre	1,693	3	(46)	(369)
160 King Street	1,433	471	173	(752)
One Beach Street	697	-	152	(266)
The Landmark at One Market	4,741	23	53	(1,815)
First & Main	2,740	123	103	(747)
Lloyd District Portfolio	2,831	146	19	(1,334)
City Center Bellevue (6)	1,405	214	122	(425)

Subtotal Office Portfolio	$19,270	$1,089	$864	$(6,729)

Multifamily Portfolio
Loma Palisades	$2,446	$173	$-	$(921)
Imperial Beach Gardens	648	54	-	(271)
Mariner’s Point	287	25	-	(158)
Santa Fe Park RV Resort	258	20	-	(207)

Subtotal Multifamily Portfolio	$3,639	$272	$-	$(1,557)

Third Quarter 2012 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2012
Property	Base Rent (1)	Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk – Retail	$2,318	$885	$914	$(1,600)
Waikiki Beach Walk – Embassy Suites™	9,017	649	-	(6,540)

Subtotal Mixed-Use Portfolio	$11,335	$1,534	$914	$(8,140)

Total	$50,518	$3,784	$7,565	$(23,200)

Notes:

(1)

Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended September 30, 2012 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $36 and $1,299, respectively, for the three months ended September 30, 2012. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended September 30, 2012. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were $6 for the three months ended September 30, 2012. For Waikiki Beach Walk – Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended September 30, 2012.

(2)	Represents additional property-related income for the three months ended September 30, 2012, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).
(3)	Represents billed tenant expense reimbursements for the three months ended September 30, 2012.
(4)	Represents property operating expenses for the three months ended September 30, 2012. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.
(5)	Base rent shown includes amounts related to American Assets Trust, L.P.’s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $134 and abatements were $134 for the three months ended September 30, 2012.
(6)	Includes revenue and expenses since the acquisition of City Center Bellevue for the period from August 21, 2012 to September 30, 2012.

Third Quarter 2012 Supplemental Information	Page 16

SEGMENT CAPITAL EXPENDITURES

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2012
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$4,091	$134	$4,225	$-	$67	$4,292
Office Portfolio	7,678	938	8,616	385	1,380	10,381
Multifamily Portfolio	-	259	259	-	-	259
Mixed-Use Portfolio	10	98	108	-	-	108

Total	$11,779	$1,429	$13,208	$385	$1,447	$15,040

	Nine Months Ended September 30, 2012
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$8,221	$1,397	$9,618	$1,905	$211	$11,734
Office Portfolio	10,195	2,219	12,414	385	2,938	15,737
Multifamily Portfolio	-	782	782	-	-	782
Mixed-Use Portfolio	21	232	253	-	-	253

Total	$18,437	$4,630	$23,067	$2,290	$3,149	$28,506

Third Quarter 2012 Supplemental Information	Page 17

SUMMARY OF OUTSTANDING DEBT

(Unaudited, amounts in thousands)	Amount Outstanding at September 30, 2012	Interest Rate	Annual Debt Service	Maturity Date	Balance at Maturity
Debt
Alamo Quarry Market (1)(2)	$94,482	5.67%	$7,567	January 8, 2014	$91,717
160 King Street (3)	30,214	5.68	3,351	May 1, 2014	27,513
Waikele Center (4)	140,700	5.15	7,360	November 1, 2014	140,700
The Shops at Kalakaua (4)	19,000	5.45	1,053	May 1, 2015	19,000
The Landmark at One Market (2)(4)	133,000	5.61	7,558	July 5, 2015	133,000
Del Monte Center (4)	82,300	4.93	4,121	July 8, 2015	82,300
First & Main (4)	84,500	3.97	3,397	July 1, 2016	84,500
Imperial Beach Gardens (4)	20,000	6.16	1,250	September 1, 2016	20,000
Mariner’s Point (4)	7,700	6.09	476	September 1, 2016	7,700
South Bay Marketplace (4)	23,000	5.48	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (4)	130,310	5.39	7,020	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (5)	37,302	6.39	2,798	August 1, 2017	35,136
Loma Palisades (4)	73,744	6.09	4,553	July 1, 2018	73,744
One Beach Street (4)	21,900	3.94	875	April 1, 2019	21,900
Torrey Reserve - North Court (1)	21,727	7.22	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (1)	7,316	6.36	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (1)	11,676	5.91	855	June 1, 2020	10,169
Solana Beach Towne Centre (1)	38,922	5.91	2,849	June 1, 2020	33,898

Total / Weighted Average	$977,793	5.42%	$58,760		$960,469
Unamortized fair value adjustment	(13,725)

Secured Notes Payable	$964,068

Fixed Rate Debt Ratio of Secured Notes Payable
Fixed rate debt	100%
Line of Credit	$141,000

Notes:

(1)	Principal payments based on a 30-year amortization schedule.
(2)	Maturity date is the earlier of the loan maturity date under the loan agreement, or the “Anticipated Repayment Date” as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.
(3)	Principal payments based on a 20-year amortization schedule.
(4)	Interest only.
(5)	Loan was interest only through August 2012. Beginning in September 2012, principal payments are based on a 30-year amortization schedule. Annual debt service is for the period October 1, 2012 through September 30, 2013.

Third Quarter 2012 Supplemental Information	Page 18

MARKET CAPITALIZATION

(Unaudited, amounts in thousands, except per share data)	September 30, 2012
Market data
Common shares outstanding	39,316
Common units outstanding	18,371

Common shares and common units outstanding	57,687
Market price per common share	$26.79

Equity market capitalization	$1,545,435
Total debt	$1,118,793

Total market capitalization	$2,664,228
Less: Cash on hand	$(34,917)

Total enterprise value	$2,629,311

Total assets, gross	$2,128,777

Total debt/Total capitalization	42.0%
Total debt/Total enterprise value	42.6%
Net debt/Total enterprise value (1)	41.2%
Total debt/Total assets, gross	52.6%
Total debt/EBITDA (2)(3)	7.9x
Net debt/EBITDA (2)(3)	7.7x
Interest coverage ratio (4)	2.5x
Fixed charge coverage ratio (4)	2.5x

Notes:

(1)	Net debt is equal to total debt less cash on hand.
(2)	See Glossary of Terms for discussion of EBITDA.
(3)	As used here, EBITDA represents the actual for the three months ended September 30, 2012 annualized.
(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest, excluding debt fair value adjustments and loan fee amortization.
(5)	The revolving line of credit, which has a capacity of $250 million, matures in January 2016 and has an option to extend through January 2017. The availability on the revolving line of credit was approximately $219.4 million at September 30, 2012, of which $141.0 million is outstanding as of September 30, 2012. The credit facility bears interest at the rate of either LIBOR or a base rate, in each case plus a margin that will vary depending on our leverage ratio. At September 30, 2012, the interest rate was 1.8075%.

Third Quarter 2012 Supplemental Information	Page 19

SUMMARY OF REDEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

Property	Property Type	Location	Estimated Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Total Estimated Investment (2)	Estimated Stabilized Yield (3)
Torrey Reserve III & IV	Office	San Diego, CA	2012	2014	2015	81,500	$34,100,000	8.6%
Carmel Mountain Plaza	Retail	San Diego, CA	2012	2013	2013	10,000	$800,000	37.5%

Development/Redevelopment Pipeline

Property	Property Type	Location	Estimated Square Footage	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Sorrento Pointe	Office	San Diego, CA	88,000	N/A
Lloyd District Portfolio (5)	Mixed Use	Portland, OR	60,000	655
Solana Beach – Highway 101	Mixed Use	Solana Beach, CA	48,000	36

Notes:

(1)	Based on management’s estimation of stabilized occupancy (95%).
(2)	Excludes allocated land costs and capitalized interest costs capitalized in accordance with Accounting Standards Codification (“ASC”) 835-20-50-1.
(3)	Calculated as return on invested capital when project has reached stabilized occupancy, and excludes allocated land costs and interest cost capitalized in accordance with ASC 838-20-50-1.
(4)	Represents commercial portion of development opportunity for Lloyd District Portfolio and Solana Beach – Highway 101
(5)	Development plans began during the second quarter of 2012.

Third Quarter 2012 Supplemental Information	Page 20

PORTFOLIO DATA

Third Quarter 2012 Supplemental Information	Page 21

PROPERTY REPORT

As of September 30, 2012		Retail and Office Portfolios
Property	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	100.0%	$3,248,183	$41.59		Sharp Healthcare, Frazee Industries Inc.
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	92.1	10,084,868	21.05	Sears	Sports Authority, Nordstrom Rack
South Bay Marketplace (7)	San Diego, CA	1997	9	132,873	100.0	2,148,977	16.17		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	89.3	761,446	28.03		Oggi’s Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	94.8	5,253,359	26.44		Vons, Ross Dress for Less
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	675,385	98.9	9,030,237	13.52	Macy’s, KLA Monterrey	Century Theatres, Macy’s Furniture Gallery
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,569,640	134.49		Whalers General Store, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	538,024	94.8	17,614,463	34.53	Lowe’s, Kmart, Sports Authority, Foodland Super Market	Old Navy, Officemax
								20.66
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	99.9	11,842,918	20.11	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market, Nordstrom Rack
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	99.4	5,477,937	22.34		Dixieline Probuild, Marshalls

Subtotal/Weighted Average Retail Portfolio			99	3,032,500	96.9%	$67,032,028	$22.81

Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	9	456,801	93.7%	$15,116,500	$35.32
160 King Street	San Francisco, CA	2002	1	167,986	97.9	5,810,384	35.33
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	421,934	100.0	18,966,745	44.95
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	211,971	97.8	7,032,739	33.92
First & Main	Portland, OR	2010	1	360,955	98.8	10,963,591	30.74
Lloyd District Portfolio	Portland, OR	1940-2011	6	610,081	85.2	11,364,979	21.86
One Beach Street	San Francisco, CA	1924/1972/1987/ 1992	1	97,614	100.0	2,786,371	28.54
City Center Bellevue	Bellevue, WA	1987	1	489,856	92.1	13,016,679	28.85
Subtotal/Weighted Average Office Portfolio			24	2,817,198	94.0%	$85,057,988	$32.12

Total/Weighted Average Retail and Office Portfolio			123	5,849,698	95.5%	$152,090,016	$27.22

Third Quarter 2012 Supplemental Information	Page 22

PROPERTY REPORT (CONTINUED)

As of September 30, 2012	Multifamily Portfolio
Property	Location	Year Built/ Renovated	Number of Buildings	Units	Percentage Leased (2)	Annualized Base Rent (3)	Average Monthly Base Rent per Leased Unit (4)
Loma Palisades	San Diego, CA	1958/ 2001-2008	80	548	100.0%	$9,951,864	$1,513
Imperial Beach Gardens	Imperial Beach, CA	1959/ 2008-present	26	160	98.8	2,596,812	1,369
Mariner’s Point	Imperial Beach, CA	1986	8	88	100.0	1,158,144	1,097
Santa Fe Park RV Resort (9)	San Diego, CA	1971/ 2007-2008	1	126	73.8	873,204	783

Total/Weighted Average Multifamily Portfolio			115	922	96.2%	$14,580,024	$1,370

Mixed-Use Portfolio
Retail Portion	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,569	97.4%	$9,208,893	$97.91		Yardhouse, Ruths Chris

Hotel Portion	Location	Year Built/ Renovated	Number of Buildings	Units	Average Occupancy (10)	Average Daily Rate (10)	Annualized Revenue per Available Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	89.7%	$292.8	$262.64

Notes:

(1)	The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2)	Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of September 30, 2012, including leases which may not have commenced as of September 30, 2012. Percentage leased for our multifamily properties includes total units rented as of September 30, 2012.

(3)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2012, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of September 30, 2012. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of September 30, 2012.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,020,900
South Bay Marketplace	1	2,824	$81,540
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$428,250

(8)	This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2026 pursuant to two five-year extension options.

(9)	The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended September 30, 2012, the highest average monthly occupancy rate for this property was 92%, occurring in July 2012. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)	Average occupancy represents the percentage of available units that were sold during the three months ended September 30, 2012, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended September 30, 2012, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended September 30, 2012 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Third Quarter 2012 Supplemental Information	Page 23

RETAIL LEASING SUMMARY

As of September 30, 2012

Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	15	100%	56,673	$25.90	$25.04	$48,868	3.4%	8.4%	4.9	$111,000	$1.96
2nd Quarter 2012	15	100	96,932	32.25	31.13	95,543	3.6	5.8	5.0	996,157	11.75
1st Quarter 2012	13	100	27,115	43.83	46.10	(61,374)	(4.9)	4.0	5.6	293,673	10.83
4th Quarter 2011	24	100	77,770	30.37	29.59	61,134	2.7	8.9	6.3	537,420	6.91

Total 12 months	67	100%	258,490	$31.51	$30.89	$144,171	1.9%	11.2%	5.4	$1,938,250	$8.05

New Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	1	7%	1,392	$42.00	$56.75	$(20,532)	(26.0) %	(26.0) %	4.2	$-	$-
2nd Quarter 2012	2	13	20,545	42.25	30.59	98,174	38.1	42.5	9.5	976,884	47.55
1st Quarter 2012	3	23	4,906	36.98	38.31	(6,541)	(3.5)	(6.2)	7.1	223,548	45.57
4th Quarter 2011	5	21	34,973	27.11	22.89	147,340	18.4	24.6	10.1	508,420	14.54

Total 12 months	11	16%	61,816	$33.26	$27.44	$218,441	12.9%	42.0%	9.5	$1,708,852	$27.64

Renewal Lease Summary - Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	14	93%	55,281	$25.50	$24.24	$69,400	5.2%	10.5%	4.9	$111,000	$2.01
2nd Quarter 2012	13	87	76,387	31.15	31.18	(2,631)	(0.1)	1.9	4.5	19,273	0.25
1st Quarter 2012	10	77	22,209	45.35	47.82	(54,833)	(5.2)	6.0	5.2	70,125	3.16
4th Quarter 2011	19	79	42,797	33.04	35.05	(86,206)	(5.7)	0.4	3.2	29,000	0.68

Total 12 months	56	84%	196,674	$31.58	$31.95	$(74,270)	(1.2) %	4.5%	4.4	$229,398	$1.17

Total Lease Summary - Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	19	78,236	$25.10	5.0	$939,550	$12.01
2nd Quarter 2012	19	134,567	32.16	6.4	2,738,277	20.35
1st Quarter 2012	16	31,896	41.65	5.3	319,483	10.02
4th Quarter 2011	26	136,417	27.34	7.9	3,595,900	26.36

Total 12 months	80	381,116	$29.70	6.6	$7,593,210	$19.92

Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.
(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.
(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.
(4)	Weighted average is calculated on the basis of square footage.
(5)	Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2012 Supplemental Information	Page 24

OFFICE LEASING SUMMARY

As of September 30, 2012

Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	15	100%	71,469	$29.88	$28.71	$83,359	4.1%	11.7%	3.2	$339,270	$4.75
2nd Quarter 2012	10	100	70,231	44.88	34.59	722,907	29.8	49.4	5.5	339,141	4.83
1st Quarter 2012	13	100	52,132	30.26	34.69	(231,039)	(12.8)	(2.6)	4.2	710,939	13.64
4th Quarter 2011	14	100	40,587	27.70	27.35	14,415	1.3	2.9	5.1	84,057	2.07

Total 12 months	52	100%	234,419	$34.08	$31.57	$589,642	8.0%	9.8%	4.4	$1,473,407	$6.29

New Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	3	20%	4,427	$34.44	$37.42	$(13,172)	(8.0) %	(1.4) %	3.6	$17,592	$3.97
2nd Quarter 2012	5	50	39,469	51.69	33.05	735,528	56.4	69.6	6.4	274,361	6.95
1st Quarter 2012	6	46	12,283	35.51	34.74	9,473	2.2	20.1	4.1	293,958	23.93
4th Quarter 2011	-	-	-	-	-	-	-	-	-	-	-

Total 12 months	14	27%	56,179	$46.79	$33.77	$731,829	38.6%	16.7%	5.7	$585,911	$10.43

Renewal Lease Summary - Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	12	80%	67,042	$29.58	$28.14	$96,531	5.1%	12.9%	3.2	$321,678	$4.80
2nd Quarter 2012	5	50	30,762	36.15	36.56	(12,621)	(1.1)	19.7	4.4	64,780	2.11
1st Quarter 2012	7	54	39,849	28.64	34.67	(240,512)	(17.4)	(9.0)	4.2	416,981	10.46
4th Quarter 2011	14	100	40,587	27.70	27.35	14,415	1.3	2.9	5.1	84,057	2.07

Total 12 months	38	73%	178,240	$30.07	$30.87	$(142,187)	2.6%	3.4%	4.0	$887,496	$4.98

Total Lease Summary - Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2012	23	94,803	$30.08	3.4	$698,008	$7.36
2nd Quarter 2012	13	82,830	41.48	5.9	1,202,425	14.52
1st Quarter 2012	16	63,969	29.02	4.0	907,761	14.19
4th Quarter 2011	18	50,490	28.24	4.8	174,545	3.46

Total 12 months	70	292,092	$32.76	4.5	$2,982,739	$10.21

Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.
(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.
(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.
(4)	Weighted average is calculated on the basis of square footage.
(5)	Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2012 Supplemental Information	Page 25

LEASE EXPIRATIONS

As of September 30, 2012

Assumes no exercise of lease options
	Office					Retail					Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.		% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)	Expiring Sq. Ft.		% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)
Month to Month	32,684		1.2%	0.6%	$7.70	9,636		0.3%	0.2%	$26.02	8,693	9.0%	0.1%	$16.76	51,013	0.9%	$12.70
2012	67,745		2.4	1.2	29.55	39,473		1.3	0.7	31.29	4,183	4.3	0.1	150.03	111,401	1.9	34.69
2013	215,773		7.7	3.6	32.08	327,164	(2)	10.8	5.5	27.61	6,650	6.9	0.1	141.76	549,587	9.2	30.75
2014	209,477		7.4	3.5	30.43	405,138		13.4	6.8	28.93	1,374	1.4	-	211.21	615,989	10.4	29.84
2015	428,493		15.2	7.2	31.59	236,178		7.8	4.0	25.43	9,545	9.9	0.2	205.62	674,216	11.3	31.90
2016	250,660		8.9	4.2	28.29	191,248		6.3	3.2	34.55	12,402	12.8	0.2	146.81	454,310	7.6	34.16
2017	339,047	(3)	12.0	5.7	37.91	303,441		10.0	5.1	23.87	6,505	6.7	0.1	138.23	648,993	10.9	32.35
2018	157,709		5.6	2.7	32.99	909,256		30.0	15.3	16.36	4,673	4.8	0.1	142.23	1,071,638	18.0	19.36
2019	303,736		10.8	5.1	39.41	71,553	(4)	2.4	1.2	28.16	11,690	12.1	0.2	53.16	386,979	6.5	37.75
2020	243,114	(5)	8.6	4.1	39.20	118,506		3.9	2.0	8.87	17,843	18.5	0.3	44.42	379,463	6.4	29.98
2021	198,313		7.0	3.3	35.10	41,170		1.4	0.7	39.25	-	-	-	-	239,483	4.0	35.82
Thereafter	102,798		3.7	1.7	22.97	223,864		7.2	3.7	24.01	10,467	11.0	0.2	42.16	337,129	5.7	24.26
Signed Leases
Not Commenced	97,238		3.5	1.6	-	62,837		2.1	1.1	-	-	-	-	-	160,075	2.7	-
Available	170,411		6.0	2.9	-	93,036		3.1	1.6	-	2,544	2.6	-	-	265,991	4.5	-

Total	2,817,198		100.0%	47.4%	$30.19	3,032,500		100.0%	51.1%	$22.10	96,569	100.0%	1.6%	$95.36	5,946,267	100.0%	$27.13

Assumes all lease options are exercised
	Office					Retail					Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.		% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)	Expiring Sq. Ft.		% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft.(1)

Month to Month	32,684		1.2%	0.6%	$7.70	9,636		0.3%	0.2%	$26.02	8,693	9.0%	0.1%	$16.76	51,013	0.9%	$12.70
2012	64,329		2.3	1.1	27.94	33,213		1.1	0.6	32.10	4,183	4.3	0.1	150.03	101,725	1.7	34.32
2013	126,203		4.5	2.1	32.71	109,624		3.6	1.8	35.34	6,650	6.9	0.1	141.76	242,477	4.1	36.89
2014	44,645		1.6	0.8	33.10	192,558		6.4	3.2	31.64	1,374	1.4	-	211.21	238,577	4.0	32.94
2015	187,315		6.7	3.1	34.71	56,632		1.9	1.0	34.67	3,331	3.4	0.1	122.46	247,278	4.1	35.88
2016	212,990		7.6	3.6	26.33	62,198		2.1	1.0	30.60	8,374	8.7	0.1	159.90	283,562	4.8	31.21
2017	57,225		2.0	1.0	33.64	90,677		3.0	1.5	31.36	5,465	5.7	0.1	130.96	153,367	2.6	35.76
2018	77,679		2.8	1.3	31.70	158,583		5.2	2.7	22.47	4,673	4.8	0.1	142.23	240,935	4.0	27.77
2019	125,383		4.5	2.1	32.52	106,741		3.5	1.8	26.52	-	-	-	-	232,124	3.9	29.76
2020	211,067		7.5	3.5	28.65	293,842		9.7	4.9	15.41	1,951	2.0	-	135.66	506,860	8.5	21.39
2021	39,400		1.4	0.7	32.37	51,578		1.7	0.9	47.73	10,242	10.6	0.2	198.84	101,220	1.7	57.04
Thereafter	1,370,629	(3)(5)	48.4	23.0	36.12	1,711,345	(4)	56.3	28.8	20.83	39,089	40.6	0.7	45.39	3,121,063	52.5	27.85
Signed Leases
Not Commenced	97,238		3.5	1.6	-	62,837		2.1	1.1	-	-	-	-	-	160,075	2.7	-
Available	170,411		6.0	2.9	-	93,036		3.1	1.6	-	2,544	2.6	-	-	265,991	4.5	-

Total	2,817,198		100.0%	47.4%	$30.19	3,032,500		100.0%	51.1%	$22.10	96,569	100.0%	1.6%	$95.36	5,946,267	100.0%	$27.13

As of September 30, 2012

Notes:

(1)	Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2012 for the leases expiring during the applicable period, by (ii) 12.
(2)	The expirations include 1,900 square feet currently leased by Yankee Candle at Alamo Quarry Market, for which Lucchese Boot Company has signed an agreement to lease such space upon Yankee Candle lease termination from January 31, 2013 through May 31, 2013.
(3)	The expirations include 45,795 square feet currently leased by Microsoft Corporation at The Landmark at One Market, for which Autodesk, Inc. has signed an agreement to lease such space upon Microsoft’s lease termination from December 31, 2012 through December 31, 2017 with an option to extend the lease through December 31, 2024.
(4)	The expirations include 966 square feet currently leased by Quarry Nails at Alamo Quarry Market, for which Whole Earth Provision Co. has signed an agreement to lease such space upon Quarry Nails lease termination from August 31, 2012 through January 21, 2019 with an option to extend the lease through January 31, 2029.
(5)	The expirations include 27,276 square feet currently leased by Simpson Gumpterz & Heger at The Landmark at One Market, for which salesforce.com has signed an agreement to lease such space upon Simpson Gumpterz & Heger’s lease termination from October 31, 2013 through April 30, 2020 with an option to extend the lease through April 30, 2030.

Third Quarter 2012 Supplemental Information	Page 26

PORTFOLIO LEASED STATISTICS

	At September 30, 2012			At September 30, 2011
Type	Size	Leased (1)	Leased %	Size	Leased (1)	Leased %
Overall Portfolio Statistics
Retail Properties (square feet)	3,032,500	2,939,464	96.9%	3,031,054	2,806,642	92.6%
Office Properties (square feet)	2,817,198	2,646,787	94.0%	2,232,536	2,100,098	94.1%
Multifamily Properties (units)	922	887	96.2%	922	870	94.4%
Mixed-Use Properties (square feet)	96,569	94,025	97.4%	96,569	95,783	99.2%
Mixed-Use Properties (units)	369	333 (3)	90.2%	369	328 (3)	88.8%

Same-Store(2) Statistics
Retail Properties (square feet)	3,032,500	2,939,646	96.9%	2,704,324 (4)	2,564,818	94.8%
Office Properties (square feet)	2,229,728	2,098,137	94.1%	1,046,721 (5)	1,008,510	96.3%
Multifamily Properties (units)	922	887	96.2%	922	870	94.4%
Mixed-Use Properties (square feet)	96,569	94,025	97.4%	- (6)	-	- %
Mixed-Use Properties (units)	369	333 (3)	90.2%	- (6)	-	- %

Notes:
(1)	Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.
(2)	See Glossary of Terms.
(3)	Represents average occupancy for the nine months ended September 30, 2012 and September 30, 2011.
(4)	Excludes Solana Beach Towne Centre as the controlling interest in this entity was acquired on January 19, 2011.
(5)	Excludes Solana Beach Corporate Centre as the controlling interest in this entity was acquired on January 19, 2011. First & Main is excluded as it was acquired on March 11, 2011. Lloyd District Portfolio is excluded as it was acquired on July 1, 2011. One Beach Street is excluded as it was acquired on January 24, 2012. City Center Bellevue is excluded as it was acquired on August 21, 2012.
(6)	Excludes the Waikiki Beach Walk property as the controlling interest in this entity was acquired on January 19, 2011.

Third Quarter 2012 Supplemental Information	Page 27

TOP TENANTS - RETAIL

As of September 30, 2012

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Lowe’s	Waikele Center	5/31/2018	155,000	5.1%	2.6%	$4,221,786	6.3%	2.6%
2	Kmart	Waikele Center	6/30/2018	119,590	3.9	2.0	3,826,880	5.7	2.4
3	Foodland Super Market	Waikele Center	1/25/2014	50,000	1.6	0.8	2,430,981	3.6	1.5
4	Sports Authority	Carmel Mountain Plaza, Waikele Center	11/30/2013 7/18/2018	90,722	3.0	1.5	2,076,602	3.1	1.3
5	Ross Dress for Less	South Bay Marketplace, Lomas Santa Fe Plaza, Carmel Mountain Plaza	1/31/2013 1/31/2014 1/31/2014	81,125	2.7	1.4	1,595,826	2.4	1.0
6	Old Navy	Alamo Quarry Market, Waikele Center, South Bay Marketplace,	9/30/2017 7/31/2016 4/30/2016	59,780	2.0	1.0	*	*	*
7	Officemax	Waikele Center, Alamo Quarry Market	1/31/2014 9/30/2017	47,962	1.6	0.8	1,164,761	1.7	0.7
8	Marshalls	Solana Beach Towne Centre, Carmel Mountain Plaza	1/13/2015 1/31/2019	68,055	2.2	1.1	1,106,146	1.7	0.7
9	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.3	1.2	1,093,316	1.6	0.7
10	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.8	1,058,000	1.6	0.7

	Top 10 Retail Tenants Total			791,176	26.0%	13.2%	$18,574,298	27.7%	11.6%

* Data withheld at tenant’s request.

Third Quarter 2012 Supplemental Information	Page 28

TOP TENANTS - OFFICE

As of September 30, 2012

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	226,892	8.1%	3.8%	$10,624,175	12.5%	6.6%
2	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.3	1.6	3,006,453	3.5	1.9
3	Autodesk, Inc.	The Landmark at One Market	12/31/2015 12/31/2017	68,869	2.4	1.2	2,984,838	3.5	1.9
4	Microsoft Corporation	The Landmark at One Market	12/31/2012	45,795	1.6	0.8	2,976,675	3.5	1.8
5	Ancestry.com	160 King Street	5/31/2015 5/31/2019	64,992	2.3	1.1	2,729,664	3.2	1.7
6	Treasury Tax Administration	First & Main	8/31/2015	70,660	2.5	1.2	2,583,330	3.0	1.6
7	Insurance Company of the West	Torrey Reserve Campus	12/31/2016	81,040	2.9	1.4	2,449,631	2.9	1.5
8	Treasury Call Center	First & Main	8/31/2020	63,648	2.3	1.1	2,184,302	2.6	1.4
9	Caradigm USA LLC	City Center Bellevue	8/14/2017	68,956	2.4	1.2	2,103,158	2.5	1.3
10	Alliant International University	One Beach Street	10/31/2019	64,161	2.3	1.1	1,775,176	2.1	1.1

	Top 10 Office Tenants Total			848,585	30.1%	14.5%	$33,417,402	39.3%	20.8%

Third Quarter 2012 Supplemental Information	Page 29

APPENDIX

Third Quarter 2012 Supplemental Information	Page 30

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three and nine months ended September 30, 2012 and 2011 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$4,285	$4,618	$9,780	$18,669
Depreciation and amortization	16,432	15,827	46,356	41,916
Interest expense	14,690	14,738	43,522	41,791
Interest income	(177)	(388)	(329)	(1,086)
Income tax expense	(5)	309	388	690
Gain on sale of real estate	-	(3,981)	-	(3,981)

EBITDA	$35,225	$31,123	$99,717	$97,999

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. We use Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
EBITDA	$35,225	$31,123	$99,717	$97,999
Early extinguishment of debt	-	-	-	25,867
Loan transfer and consent fees	-	-	-	9,019
Gain on acquisition	-	-	-	(46,371)

Adjusted EBITDA	$35,225	$31,123	$99,717	$86,514

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies’ operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO As Adjusted may not be comparable to other REITs.

Third Quarter 2012 Supplemental Information	Page 31

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of NOI to net income	2012	2011	2012	2011
Total NOI	$39,511	$34,716	$111,775	$96,756
General and administrative	(3,959)	(3,733)	(11,716)	(10,786)
Depreciation and amortization	(16,432)	(15,827)	(46,356)	(41,916)
Interest expense	(14,690)	(14,738)	(43,522)	(41,791)
Early extinguishment of debt	-	-	-	(25,867)
Loan transfer and consent fees	-	-	-	(9,019)
Gain on acquisition	-	-	-	46,371
Other income (expense), net	68	(108)	(188)	(179)

Income from continuing operations	4,498	310	9,993	13,569
Discontinued operations
Income (loss) from discontinued operations	(213)	327	(213)	1,119
Gain on sale of real estate property	-	3,981	-	3,981

Results from discontinued operations	(213)	4,308	(213)	5,100

Net income	4,285	4,618	9,780	18,669
Net income attributable to restricted shares	(133)	(132)	(396)	(350)
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	-	-	2,458
Net income attributable to Predecessor’s controlled owners’ equity	-	-	-	(16,995)
Net (income) loss attributable to unitholders in the Operating Partnership	(1,335)	(1,434)	(3,022)	(1,209)

Net income (loss) attributable to American Assets Trust, Inc. stockholders	$2,817	$3,052	$6,362	$2,573

Overall Portfolio: Includes all operating properties owned by us as of September 30, 2012.

Third Quarter 2012 Supplemental Information	Page 32

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

	Comparison of Three Months Ended September 30, 2012 to 2011		Comparison of Nine Months Ended September 30, 2012 to 2011
	Same-Store	Non-Same Store	Same-Store	Non-Same Store
Retail Properties
Carmel Country Plaza	X		X
Carmel Mountain Plaza	X		X
South Bay Marketplace	X		X
Rancho Carmel Plaza	X		X
Lomas Santa Fe Plaza	X		X
Solana Beach Towne Centre	X			X
Del Monte Center	X		X
The Shops at Kalakaua	X		X
Waikele Center	X		X
Alamo Quarry Market	X		X

Office Properties
Torrey Reserve Campus	X		X
Solana Beach Corporate Centre	X			X
160 King Street	X		X
One Beach Street		X		X
The Landmark at One Market	X		X
First & Main	X			X
Lloyd District Portfolio	X			X
City Center Bellevue		X		X

Multifamily Properties
Loma Palisades	X		X
Imperial Beach Gardens	X		X
Mariner’s Point	X		X
Santa Fe Park RV Resort	X		X

Mixed-Use Properties
Waikiki Beach Walk - Retail	X			X
Waikiki Beach Walk - Embassy Suites™	X			X

Development Properties
Sorrento Pointe - Land		X		X
Torrey Reserve - Land		X		X
Solana Beach Corporate Centre - Land		X		X
Solana Beach - Highway 101 - Land		X		X
Lloyd District Portfolio - Land		X		X

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

Third Quarter 2012 Supplemental Information	Page 33